Execution Version
JULY EXTENSION AGREEMENT
(Uncommitted Letter of Credit and Reimbursement Agreement)
This JULY EXTENSION AGREEMENT, dated as of July 24, 2025 (this “Agreement”), is entered into by and among NEW FORTRESS ENERGY INC. (the “Borrower”), each of the Guarantors as of the date hereof (the “Guarantors”), and each of the financial institutions party to the ULCA (as defined below) as lenders (the “Lenders”) and issuing banks (the “Issuing Banks”).
RECITALS:
WHEREAS, reference is made to that certain Uncommitted Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified and in effect on the date hereof, the “ULCA”), by and among Borrower, the Guarantors party thereto from time to time, Natixis, New York Branch, as Administrative Agent, Natixis, New York Branch, as ULCA Collateral Agent and the Lenders and the Issuing Banks party thereto from time to time;
WHEREAS, the current Maturity Date is July 24, 2025;
WHEREAS, several Letters of Credit are currently scheduled to remain outstanding on and after the current Maturity Date;
WHEREAS, pursuant to Section 2.5(c) of the ULCA and the corresponding requirement in Section 5.11 of the ULCA (solely as it relates to such requirement under Section 2.5(c) and the corresponding reference in clause (c) of the defined term “Required Cash Level”), not later than the date that is fifteen (15) Business Days prior to the then-current Maturity Date the Borrower is required to cash collateralize Letters of Credit scheduled to remain outstanding on or after the then-current Maturity Date by depositing Dollars in the Collateral Account in an amount equal to 102% of the corresponding LC Exposure in accordance with the ULCA (the “Subject Requirement”);
WHEREAS, on July 2, 2025, the Borrower, the Guarantors and certain financial institutions party to the ULCA as lenders (and comprising the Required Lenders) entered into that certain Deferral Agreement (the “Initial Deferral Agreement”) pursuant to which such lenders agreed to defer the Subject Requirement through (and including) the earlier of (x) the occurrence of any Event of Default and (y) July 17, 2025;
WHEREAS, on July 17, 2025, the Borrower, the Guarantors and certain financial institutions party to the ULCA as lenders (and comprising the Required Lenders) entered into that certain Second Deferral Agreement (the “Second Deferral Agreement”) pursuant to which such lenders agreed to defer the Subject Requirement through (and including) the earlier of (x) the occurrence of any Event of Default and (y) July 24, 2025;
WHEREAS, subject to the terms and conditions of the ULCA, and pursuant to Section 9.1 of the ULCA, the Borrower has requested that all of the Lenders and Issuing Banks extend the Subject Requirement in accordance with the ULCA from the end of the Deferral Period (as defined in the Initial Deferral Agreement) until July 31, 2025 (the “Requested Extension”);
WHEREAS, subject to the terms and conditions of the ULCA, and pursuant to Section 9.1 of the ULCA, the Borrower has requested that all of the Lenders and Issuing Banks extend the

Maturity Date in accordance with the ULCA from July 24, 2025 until July 31, 2025 (the “Maturity Extension”);

WHEREAS, Section 9.1 of the Credit Agreement provides that each Lender and Issuing Bank may modify the ULCA to provide for the Requested Extension and Maturity Extension; and

WHEREAS, all of the Lenders and Issuing Banks are willing to provide the Requested Extension and Maturity Extension on the Effective Date (as defined below), and solely during the Extended Deferral Period (as defined below), on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Requested Extension.
(a) Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the ULCA. Section 1.2 (Other Definitional Provisions; Rules of Construction) of the ULCA applies to this Agreement.
(b) Pursuant to Section 9.1 of the ULCA, and subject to the terms and conditions set forth herein, all of the Lenders and Issuing Banks hereby agree to the Requested Extension solely for the period from the Effective Date through (and including) the earlier of (x) the occurrence of any Event of Default and (y) July 31, 2025 (the “Extended Deferral Period”).
(c) Pursuant to Section 9.1 of the ULCA, and subject to the terms and conditions set forth herein, all of the Lenders and Issuing Banks hereby agree to the Maturity Extension and each of the following, related amendments to the ULCA:
(i)    the definition of “Maturity Date” in the ULCA is hereby amended and restated as follows:
““Maturity Date”: July 31, 2025.”;
(ii)    the definition of “Issuance Period” in the ULCA is hereby amended and restated as follows:
““Issuance Period”: the period commencing on the Closing Date and ending on June 24, 2025.”; and
    (iii)    the proviso at the end of Section 2.4(a) in the ULCA is hereby amended and restated as follows: “provided that notwithstanding the foregoing, no extensions of the Maturity Date pursuant to this Section 2.4 shall be permitted hereunder after July 31, 2025”.
(d) The parties hereto hereby expressly acknowledge and agree that (i) the Requested Extension shall only apply to the Subject Requirement and shall automatically (without any further action) terminate and cease to be effective upon the end of the Extended Deferral Period and (ii) notwithstanding anything to the contrary in this Agreement, the Initial Deferral Agreement, the Second Deferral Agreement or the ULCA (including Section 7.1(a) thereof), the Borrower’s failure to satisfy the Subject Requirement in full in cash before 11:59 p.m., New York time on July 31, 2025 shall constitute the occurrence of an immediate Event of Default as of such time on such date for all purposes under the ULCA (as modified by this Agreement) and the other Loan Documents.
SECTION 2. Conditions Precedent. This Agreement shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Effective Date”):
(a) no Default or Event of Default shall have occurred and be continuing on the Effective Date after giving effect to the Requested Extension and Maturity Extension;
(b) the representations and warranties contained herein and in the Loan Documents are true and correct in all material respects on and as of the Effective Date and after giving effect to the Requested Extension and Maturity Extension as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(c) the Lenders and Issuing Banks signatory hereto shall have received duly executed counterparts of this Agreement from the Borrower, each Guarantor and each of the Lenders and Issuing Banks; and
(d) the Borrower shall have paid or caused to be paid on or before the Effective Date all fees, costs and expenses then payable to the Agents, Issuing Banks and Lenders in accordance with Section 9.5 of the ULCA or any other agreement among the Borrower and such Issuing Bank or Lender in respect of this Agreement and the transactions contemplated hereby (including the charges of any Platform) in connection with the preparation and negotiation of this Agreement that have been invoiced at least one (1) Business Day prior to the Effective Date.
SECTION 3. Representations and Warranties. In order to induce the Lenders and Issuing Banks to enter into this Agreement, the Borrower and each Guarantor hereby represent and warrant to the Lenders and Issuing Banks that, as of the Effective Date (except as expressly provided below, both immediately before and immediately after the effectiveness of this Agreement): (a) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); (b) no Reimbursement Obligations are outstanding; (c) immediately prior to the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Agreement; (d) after giving effect to the Requested Extension and Maturity Extension contemplated hereby, no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Agreement; (e) the LC Exposure is less than the Total LC Limit; (f) the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof; (g) the execution, delivery and performance by the Borrower and each Guarantor of this Agreement, does not and will not conflict with or result in any breach or contravention of, or the creation of any Lien (except for Permitted Liens) under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary, (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (z) violate any applicable Law in any material respect; (h) except as provided for in the Security Agreement and Control Agreement as security for the Obligations, none of the Grantors has pledged, collaterally assigned, mortgaged, transferred or granted to any other Person a continuing security interest in any of its right in, and title and interest to and under, all or any portion of the Collateral Account Collateral (as defined in the Security Agreement); (i) the Collateral Account (together with any cash and Cash Equivalents therein) is not Shared Collateral or “Single Lien Collateral” (as defined in the Equal Priority Intercreditor Agreement); (j) after giving effect to the Requested Extension and Maturity Extension, the amount on deposit in the Collateral Account is not less than the Required

Cash Level (and the Borrower shall have provided or caused to be provided to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent of the same); and (k) the Letters of Credit and any Reimbursement Obligations with respect thereto constitute Equal Priority Obligations permitted pursuant to the Revolving Credit Agreement.
SECTION 4. Effect of Agreement.
(a)Upon the Effective Date, from and after the date hereof (i) each reference in the ULCA to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the ULCA, and each reference in each other Loan Document to “the ULC Agreement”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the ULCA, shall mean and be a reference to the ULCA as modified hereby and (ii) this Agreement shall be deemed to be a Loan Document for all purposes of the ULCA (as modified by this Agreement) and the other Loan Documents.

(b)Each of the Requested Extension and Maturity Extension is subject to the terms and conditions hereof and shall only be effective in the specific instance and for the specific purpose and period for which they are given, and shall not be effective for any other instance, purpose or period, and no provision of the Loan Documents is modified in any way other than as provided herein. Except as otherwise expressly provided or contemplated by this Agreement, all of the terms, conditions and provisions of the ULCA and the other Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its respective terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law). Except for the Requested Extension during the Extended Deferral Period and the Maturity Extension expressly set forth herein (on and subject to the terms hereof), the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any Default or Event Default, or of any right, power or remedy of the Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 5. General.
(a)GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)Each of the Borrower and each Guarantor hereby forever waives, releases, remises and discharges the Administrative Agent, the ULCA Collateral Agent, the Issuing Banks, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their respective officers, directors, employees, agents, professionals, advisors and counsel, including, without limitation, Steptoe LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Effective Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Agreement, the ULCA or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the ULCA or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Effective Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or support any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Agreement, the ULCA and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees.

(c)This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)The provisions of Sections 9.12 and 9.16 of the ULCA are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

(e)The headings of this Agreement are used for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

(a) [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
[ULCA July Extension Agreement]

NFE FLNG 2 LLC
NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:
Name: Christopher S. Guinta
Title: Chief Financial Officer

[ULCA July Extension Agreement]

NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE FLNG 1 ISSUER LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC

By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[ULCA July Extension Agreement]

ATLANTIC PIPELINE HOLDINGS SRL

By:
Name:    Christopher S. Guinta
Title:         Manager

NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under Bermuda law

NFE SHANNON HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE SOUTH POWER TRADING LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.

By:
Name:    Christopher S. Guinta
Title:         Legal Representative

[ULCA July Extension Agreement]

[ULCA July Extension Agreement]

                    NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

[ULCA July Extension Agreement]

NFE MEXICO HOLDINGS S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12F, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267469, duly represented by:

By:
Name: Christopher S. Guinta
Title:    Manager

NFE MEXICO HOLDINGS PARENT S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12F, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267494, duly represented by:

By:
Name: Christopher S. Guinta
Title: Manager

[ULCA July Extension Agreement]

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

[ULCA July Extension Agreement]

NFE MEXICO TERMINAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE UK HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE GP LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE INTERNATIONAL HOLDINGS 1 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS 2 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

[ULCA July Extension Agreement]

NATIXIS, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, as an Issuing Bank

By:
Name:
Title:

By:
Name:
Title

[ULCA July Extension Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[ULCA July Extension Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

[ULCA July Extension Agreement]

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA, N.A., as and Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

[ULCA July Extension Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

[ULCA July Extension Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[ULCA July Extension Agreement]